SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

FEDERATED INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Address of principal executive offices, including zip code)

(412) 288-1900

(Registrant’s telephone number, including area code)

ITEM 12.    DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 22, 2003, Federated Investors, Inc. issued the earnings press release attached hereto as Exhibit 99.1 to report third quarter 2003 results.

On October 22, 2003, Federated Investors, Inc. issued the press release attached hereto as Exhibit 99.2 to issue a statement concerning inquiries from regulatory authorities into mutual fund shareholder trading practices.

Exhibits:

Exhibit 99.1    Additional exhibits – Earnings press release issued by Federated Investors, Inc. dated October 22, 2003

Exhibit 99.2    Additional exhibits – Press release issued by Federated Investors, Inc. dated October 22, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED INVESTORS, INC.

(REGISTRANT)

Dated: October 22, 2003

By:  /s/    Denis McAuley III

        Denis McAuley III

        Vice President and Principal Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings press release issued by Federated Investors, Inc. dated October 22, 2003
99.2	Press release issued by Federated Investors, Inc. dated October 22, 2003